FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("THIS AMENDMENT") is made and entered into effective as of June 15, 1998 (the "EFFECTIVE DATE") by and among PARACELSUS HEALTHCARE CORPORATION, a California corporation (the "Borrower"), PARIBAS, a bank organized and existing under the laws of the Republic of France (f/k/a Banque Paribas; "PARIBAS"), TORONTO DOMINION (TEXAS), INC., a Delaware corporation ("TD") and BANK OF MONTREAL, a Canadian chartered bank ("BMO" and collectively with Paribas and TD, the "LENDERS").

                    W I T N E S S E T H:

          WHEREAS, the Borrower, Paribas, as lead agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and as the Issuing Bank, TD, as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT") and BMO, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), are parties to that certain Amended and Restated Credit Agreement, dated as of March 30, 1998 (the "CREDIT AGREEMENT");

          WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in the manner hereinafter set forth;

          NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders, each intending to be legally bound, hereby mutually agree as follows:

          1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

          2.   AMENDMENT OF ARTICLE I OF THE CREDIT AGREEMENT.

          SECTION 1.1 of the Credit Agreement is hereby amended by amending the following Definitions:

          "APPLICABLE TRANCHE B MARGIN" is amended by substituting the date "December 31, 1998" for the date "March 31, 1999".

          "REVOLVING CREDIT LOANS COMMITMENT" is amended (i) by substituting the dollar amount "$9,500,000" for the dollar amount "$12,000,000" and (ii) by substituting the date "March 31, 2001" for the date "March 31, 2000".

          "SPECIFIED ASSET DISPOSITION" is amended by substituting the words "those certain Asset Dispositions listed on SCHEDULE 9.12" for the words "as specified in Section 9.12A".

          "TOTAL DEBT" is amended by inserting the following at the end thereof:

          "MINUS the amount of the Borrower's unrestricted Cash
          Equivalents in excess of $10,000,000".

          3.   AMENDMENT OF ARTICLE II OF THE CREDIT AGREEMENT.

          (a) SECTION 2.3(B) of the Credit Agreement is hereby amended by substituting the number "22,500,000" for the number "2,500,000" where it appears opposite the date "March 31, 2003".

          (b) SECTION 2.3(C) of the Credit Agreement is hereby amended by substituting the number "67,500,000" for the number "47,500,000" where it appears opposite the date "March 31, 2004".

          (c) SECTION 2.7(C) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(c) Notwithstanding either of the foregoing CLAUSE (A) or CLAUSE (B), unless there shall have occurred and be continuing a Default (in which case CLAUSE (B) above shall govern), all Net Proceeds of Specified Asset
          Dispositions received prior to July 1, 1999 shall be applied as a prepayment of the Revolving Credit Loans, unless and until the Revolving Credit Loans are paid in full, in which case the Net Proceeds otherwise required to be applied as a prepayment thereof shall be retained by the Borrower".
          (d) SECTION 2.9 of the Credit Agreement is hereby amended by inserting the following at the beginning of the sentence beginning with the words "In the event," which appears in the 10th line of the second full paragraph:

          "In the case of prepayments pursuant to SECTION 2.6, the Borrower shall have the right to specify the Loans and in the case of prepayments pursuant to SECTION 2.6 or 2.7, the Borrower shall have the right to specify the Type of Loans to be prepaid, unless there shall have occurred and be continuing a Default, in which case, or".

          4.   AMENDMENT OF SECTION 9.5 OF THE CREDIT AGREEMENT.  SECTION
9.5 of the Credit Agreement is hereby amended by inserting the following sentence immediately before the penultimate sentence of such SECTION 9.5, which sentence begins with the words "Any Acquisition permitted":

          "Notwithstanding the foregoing, in connection with an Acquisition, in no event shall the Borrower or any of its Subsidiaries be required to grant to the Agent or the Lenders any Lien or Security Interest in respect of any real Property or personal Property which is leased by the Borrower or such Subsidiary of the Borrower (other than any such property leased by the Borrower to a Subsidiary, or leased by a Subsidiary (other than an Excluded Subsidiary) to the Borrower or another Subsidiary)".

          5.   AMENDMENT OF SCHEDULE 1.1(D) OF THE CREDIT AGREEMENT.
SCHEDULE 1.1(D) to the Credit Agreement is hereby amended and restated in its entirety by substituting therefor SCHEDULE 1.1(D) attached hereto.

          6. REPLACEMENT NOTES. In furtherance of the foregoing transaction, the Borrower shall execute and deliver to each of the Lenders its replacement promissory notes dated the Effective Date in the form of Annexes A-1 through A-3 hereto attached (the "REPLACEMENT NOTES"). The principal amount of each Replacement Note delivered to each Lender shall equal such Lender's Commitment, giving effect to the execution and delivery hereof. The Replacement Notes shall, upon acceptance by the Lenders, as of the Effective Date constitute replacements and substitutions for the Notes dated March 30, 1998 in the aggregate principal amount of $255,000,000 issued by the Borrower to the order of the Lenders pursuant to the Credit Agreement. All references in the Credit Agreement to the Notes shall, from and after the Effective Date, be deemed to refer to the Replacement Notes, the same as if such Replacement Notes were the Notes defined, described and referred to in the Credit Agreement. Upon acceptance of the Replacement Notes, the Lenders agree to return to the Borrower the Notes marked "Replaced as of June 15, 1998".

          7.   FURTHER REPRESENTATIONS OF THE BORROWER.

          (a) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other entity action on the part of the Borrower and do not and will not (i) violate or conflict with, or result in a breach of, or require any consent, except as may have been obtained under (x) the Borrower's articles of incorporation or bylaws, the violation of, conflict with, or breach of, which could reasonably be expected to have a Material Adverse Effect, (y) any Governmental Requirement or any order, writ, injunction or decree of any arbitrator the violation of, conflict with, or breach of, which could reasonably be expected to have a Material Adverse Effect, or (z) any material agreement, document or instrument to which the Borrower is a party or by which the Borrower or any of its Property is bound or subject, the violation of, conflict with, or breach of, which could reasonably be expected to have a Material Adverse Effect, or (ii) constitute a default under any such material agreement, document or instrument which default could reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any Lien (except for those in favor of Agent pursuant to the Security Documents as provided in ARTICLE 5 of the Credit Agreement and except for Permitted Liens) upon any of the revenues or Property of the Borrower.

          (b) This Amendment has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

          (c) No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority is or will be necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability thereof in respect of the Borrower, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect. The Borrower has not failed to obtain any governmental consent, Permit or franchise necessary for the ownership of any of its Properties or the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (d) The Borrower further represents and warrants that (i) all of the representations and warranties made by the Borrower in ARTICLE VII of the Credit Agreement, and in each other Loan Document, are true and correct on and as of the date hereof, as though made on the date hereof except for any such representation and warranties as are expressly stated to be made as of a particular date; and (ii) no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

          8. CONDITIONS. The obligations of the Lenders under this Amendment are subject to the condition precedent that this Amendment and the Replacement Notes shall have been duly executed by the Borrower and delivered to the Lenders, and each Lender shall have executed and delivered a counterpart hereof.

          9. RATIFICATION OF CREDIT AGREEMENT. All terms and provisions of the Credit Agreement not expressly amended hereby are hereby ratified and reaffirmed and shall remain in full force and effect without interruption, change, or impairment of any kind.

          10.  GENERAL.

          (a) APPLICABLE LAW. This Amendment has been delivered and accepted in, and shall be a contract made under and governed by the laws of the State of New York.

          (b) BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

          (c) HEADINGS. The Section and subsection headings of this Amendment are for convenience and shall not affect, limit or expand any term or provision hereof.

          (d) COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and each counterpart shall be deemed an original. No one counterpart need be signed by all parties hereto, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed and delivered by their duly authorized officers, to be deemed effective as of the Effective Date.

                    BORROWER:

                    PARACELSUS HEALTHCARE CORPORATION


                    By:
                         Deborah H. Frankovich
                         Senior Vice President and Treasurer

                    ADDRESS FOR NOTICES:

                    515 West Greens Road, Suite 800
                    Houston, Texas  77067
                    Telephone No.: 281-774-5100
                    Telecopy No.:  281-774-5110
                    Attn:  James G. VanDevender
                         Senior Executive Vice President and Chief
                         Financial Officer


                    LENDERS:

                    PARIBAS, as the Agent, as the Issuing Bank and as a Lender


                    By:
                         Timothy A. Donnon
                         Managing Director


                    By:
                         Glenn E. Mealey
                         Director


                    ADDRESS FOR NOTICES:

                    Paribas
                    The Equitable Tower
                    787 Seventh Avenue
                    New York, New York 10019
                    Telephone No.: 212-841-2000
                    Telecopy No.: 212-841-2146
                    Attn:  Corporate Banking Group

                    with a copy to:
                    Paribas
                    1200 Smith Street, Suite 3100
                    Houston, Texas 77002
                    Telephone No.: 713-659-4811
                    Telecopy No.:  713-659-3832
                    Attention:  Corporate Banking Group

                    TORONTO DOMINION (TEXAS), INC., as Documentation Agent and as a Lender


                    By:
                         Authorized Signatory
                         Title:


                    ADDRESS FOR NOTICES:

                    909 Fannin, Suite 1700
                    Houston, Texas  77010
                    Telephone:  713-653-8281
                    Telecopy:  713-951-9921
                    Attn:



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







                    BANK OF MONTREAL, as Administrative Agent and as a
                    Lender


                    By:
                         Ronald A. Launsbach
                         Director

                    ADDRESS FOR NOTICES:

                    601 S. Figueroa Street
                    Suite 4900
                    Los Angeles, California  90017
                    Telephone:   (213) 239-0602
                    Telecopy:   (213) 239-0680
                    Attn:  Ronald A. Launsbach



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